[Logo]
75 MFS
INVESTMENT MANAGEMENT
YEARS
WE INVENTED THE MUTUAL FUND(R)

MFS GOVERNMENT
LIMITED MATURITY
FUND
ANNUAL REPORT o DECEMBER 31, 1998

-------------------------------------------------------------------------------
DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 28)
-------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 18
Independent Auditors' Report .............................................. 24
MFS Prepares for the Year 2000 ............................................ 26
Trustees and Officers ..................................................... 29

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT. IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

                                 [GRAPHIC OMITTED]

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN
[Graphic Omitted]
Jeffrey L. Shames

Dear Shareholders, In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up- to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Graphic Omitted]
D. Richard Smith

For the 12 months ended December 31, 1998, Class A shares of the Fund provided a total return of 6.34%, Class B shares 5.43%, Class C shares 5.35%, and Class I shares 6.25%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 6.96% return for the Lehman Brothers One- to Three-Year Government Bond Index (an unmanaged, market-value-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to three years) and to a 5.83% return for the average short-term U.S. government debt fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT WERE SOME OF THE FACTORS AFFECTING THE FUND'S PERFORMANCE THIS
   PAST YEAR?

A. The number one factor was the decline of interest rates during the year. The Federal Reserve Board (the Fed) lowered interest rates by 75 basis points (0.75%), and the short-term end of the U.S. Treasury market moved in a similar fashion, which helped the Fund's price performance. On the negative side, a lot of the more yield-oriented products, such as mortgage-backed securities, which are part of the Fund's core strategy, did not have returns comparable to Treasuries because their yield spreads versus Treasuries widened.

Q. YOU REDUCED THE FUND'S WEIGHTING IN MORTGAGE-BACKED SECURITIES IN 1998. WHY WAS THAT?

A. We normally like to have about 75% of the Fund invested in mortgage-backed pass-through securities. In the long run, we think we can find higher-yielding, less price-sensitive assets in this market that will provide both yield and return to the investor. However, we have lowered the weighting in mortgage-backed securities over the past few years, mostly because of prepayment risk. There has been a lot of supply and refinancing, and we haven't been getting the yield advantage that we've seen in other periods. In the meantime, lower interest rates and the resulting refinancing opportunities have kept the housing market strong. Eventually, when the consumer economy and the mortgage market stabilize, we expect yields on mortgage securities to rise. We can then bring the mortgage allocation back up to its historical level.

Q. HAVE WE REACHED A POINT WHERE MORTGAGE RATES ARE AS LOW AS THEY MIGHT GO FOR A WHILE, SO THAT MOST REFINANCINGS HAVE ALREADY BEEN DONE?

A. Prepayment rates are well off the peak they reached several months ago, but they're still high. As long as we have reasonable job growth and a deflationary environment that keeps the general level of interest rates low, people will continue to refinance.

Q. SO YOU HAVE HAD A HIGHER-THAN-AVERAGE WEIGHTING IN TREASURIES?

A. We have held an above-average weighting in Treasury securities this past year because global liquidity concerns have caused the Fed to lower rates and because we have a low-inflation global environment that should drive them still lower. We also think issuance of Treasury securities is going to be low because the U.S. economy is strong. The government is running a surplus instead of a deficit and doesn't need to issue as many securities as it did in the past. Also, the Treasury portion of many indices, after increasing for a long time, is declining while their mortgage and corporate bond allocations are rising. That has created a reinvestment demand -- and slightly lower yields -- for Treasuries, especially for the shorter-term securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. WHAT DIRECTION DO YOU ANTICIPATE FOR INTEREST RATES GOING FORWARD?

A. Interest rates came down a lot last year, and the first few months of 1999 will tell us quite a bit about the direction they and the economy will take going forward. Typically, we get a lot of information about the strength of the U.S. and global economies in the first few months of the year. That's because consumer spending habits are driven by income, and people tend to receive a high percentage of their income in the first quarter from bonuses and tax refunds. This year, we think the economy is going to slow from the annual growth rate of 3% to 4% we've seen in the past three years. Given all that, we see interest rates being stable to slightly down for the next several months.

Q. WHAT DO YOU SEE THE FED DOING ABOUT INTEREST RATES THIS YEAR?

A. While the Fed has an overall objective of fighting inflation, its mandate has expanded in the past year to respond to global needs for liquidity and to help ease problems in financial markets. This has meant dealing with many of the deflationary aspects that come from lower commodity prices, higher productivity, and the better use of technology. For now, we think the Fed is on hold, but if the stock market levels off or declines it may lower rates again.

Q. WHAT ABOUT THE FUND'S DURATION, OR EXPOSURE TO CHANGES IN INTEREST RATES?

A. The Fund's duration is about as neutral as it has been for quite a while. We usually have a target duration of about 1.6 to 1.8 years, and it's around 1.7 years now.

Q. HOW DO YOU SEE THIS FUND'S ROLE IN AN INVESTMENT PORTFOLIO?

A. Historically, the Fund has provided a relatively stable net asset value and generated more yield and return than a portfolio of money market investments. For example, the Fund's total return for its Class A shares was 6.34%. Meanwhile, the Lehman Brothers 3-Month Treasury Index, which is close to the return of many money market funds, returned 5.20%. That means the Fund returned over 100 basis points (1.00%) more than the index. The Fund's Class A net asset value was relatively stable, starting the year at $8.40 and finishing at $8.42, with a range of $8.35 to $8.55. While past performance is no guarantee of future results, we think this has added up to good income, a relatively stable net asset value, and a return in excess of money market investments.

   /s/ D. Richard Smith
   D. Richard Smith
   Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   D. RICHARD SMITH IS VICE PRESIDENT -- INVESTMENTS AT MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND, MFS(R) GOVERNMENT LIMITED MATURITY FUND, AND MFS(R) MERIDIAN(SM) U.S. GOVERNMENT BOND FUND.

   MR. SMITH JOINED MFS IN 1993. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

   HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM
   VANDERBILT UNIVERSITY.
--------------------------------------------------------------------------------







This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                          INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN
                          MONEY MARKET INSTRUMENTS).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  SEPTEMBER 26, 1988

  CLASS INCEPTION:        CLASS A   SEPTEMBER 26, 1988
                          CLASS B   SEPTEMBER 7, 1993
                          CLASS C   AUGUST 1, 1994
                          CLASS I   JANUARY 2, 1997

  SIZE:                   $309.2 MILLION NET ASSETS AS OF DECEMBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended December 31, 1998)
[Graphic Omitted]

            MFS            Lehman         Lehman
         Government       Brothers       Brothers
          Limited        1-5 Year        1-3 Year         Consumer
          Maturity       Government     Government         Price
           Fund            Bond            Bond            Index
         - Class A         Index          Index           - U.S.
------------------------------------------------------------------
12/93    $ 9,751         $10,000         $10,000         $10,000
12/94      9,677           9,920          10,049          10,268
12/95     10,680          11,179          11,139          10,521
12/96     10,998          11,693          11,707          10,878
12/97     11,691          12,525          12,486          11,063
12/98     12,432          13,483          13,356          11,262


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 1998)
[Graphic Omitted]

            MFS            Lehman         Lehman
         Government       Brothers       Brothers
          Limited        1-5 Year        1-3 Year         Consumer
          Maturity       Government     Government         Price
           Fund            Bond            Bond            Index
         - Class A         Index          Index           - U.S.
------------------------------------------------------------------
12/88    $ 9,751         $10,000         $10,000         $10,000
12/90     11,299          12,264          12,173          11,104
12/92     13,050          14,780          14,440          11,772
12/94     13,858          15,675          15,302          12,423
12/96     15,749          18,472          17,826          13,162
12/98     17,803          21,300          20,336          13,627


AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1998

CLASS A
                                  1 Year        3 Years        5 Years  10 Years/Life
---------------------------------------------------------------------------------------
Average Annual Total Return       +6.34%         +5.19%         +4.98%         +6.20%
---------------------------------------------------------------------------------------
SEC Results                       +3.68%         +4.31%         +4.45%         +5.93%
---------------------------------------------------------------------------------------

CLASS B
                                  1 Year        3 Years        5 Years  10 Years/Life
---------------------------------------------------------------------------------------
Average Annual Total Return       +5.43%         +4.36%         +4.09%         +5.72%
---------------------------------------------------------------------------------------
SEC Results                       +1.43%         +3.46%         +3.77%         +5.72%
---------------------------------------------------------------------------------------

CLASS C
                                  1 Year        3 Years        5 Years  10 Years/Life
---------------------------------------------------------------------------------------
Average Annual Total Return       +5.35%         +4.33%         +4.18%         +5.80%
---------------------------------------------------------------------------------------
SEC Results                       +4.35%         +4.33%         +4.18%         +5.80%
---------------------------------------------------------------------------------------

CLASS I
                                  1 Year        3 Years        5 Years  10 Years/Life
---------------------------------------------------------------------------------------
Average Annual Total Return       +6.25%         +5.21%         +4.99%         +6.21%
---------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                  1 Year        3 Years        5 Years  10 Years/Life
---------------------------------------------------------------------------------------
Average short-term U.S.
  government debt fund*           +5.83%         +5.41%         +5.03%         +6.52%
---------------------------------------------------------------------------------------
Lehman Brothers 1-3 Year
  Government Bond Index**         +6.96%         +6.24%         +5.96%         +7.36%
---------------------------------------------------------------------------------------
Lehman Brothers 1-5 Year
  Government Bond Index*+         +7.65%         +6.45%         +6.16%         +7.49%
---------------------------------------------------------------------------------------
Consumer Price Index+#            +1.80%         +2.30%         +2.41%         +3.14%
---------------------------------------------------------------------------------------

 *Source: Lipper Analytical Services, Inc.
**Source: AIM.
 +Effective immediately, the Lehman Brothers 1-5 Year Government Bond Index will no longer be used as a benchmark because we believe the Lehman Brothers 1-3 Year Government Bond Index better reflects the Fund's investment policies and objectives.
 +Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor
  Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1998

LARGEST SECTORS

        [Graphic Omitted]

          Mortgage Backed          52.0%
          Cash                      8.0%
          U.S. Treasuries          40.0%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 1998

Bonds - 90.7%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 41.2%
    Federal Home Loan Mortgage Corp., 6.163s, 2027                    $17,152           $   17,227,308
    Federal Home Loan Mortgage Corp., 7.5s, 2026 - 2028                10,079               10,349,552
    Federal Home Loan Mortgage Corp., 8s, 2011 - 2012                   8,731                9,017,992
    Federal Home Loan Mortgage Corp., 9.25s, 2019                       1,823                1,979,149
    Federal National Mortgage Assn., 6s, 2009 - 2011                   42,547               42,653,174
    Federal National Mortgage Assn., 6.221s, 2014                      11,315               11,479,340
    Federal National Mortgage Assn., 6.5s, 2028                         6,384                6,426,294
    Federal National Mortgage Assn., 7s, 2011 - 2013                   10,813               11,042,772
    Federal National Mortgage Assn., 7.5s, 2000 - 2013                 16,818               17,258,103
                                                                                        --------------
                                                                                        $  127,433,684
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 49.5%
  Government National Mortgage Association - 10.1%
    GNMA, 7.5s, 2023                                                  $ 4,004           $    4,131,725
    GNMA, 8s, 2023 - 2028                                              20,453               21,283,372
    GNMA, 8.5s, 2002 - 2010                                             2,000                2,104,784
    GNMA, 9s, 2001 - 2007                                               3,522                3,732,865
                                                                                        --------------
                                                                                        $   31,252,746
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 39.4%
    U.S. Treasury Notes, 5.375s, 2000                                 $20,000           $   20,218,800
    U.S. Treasury Notes, 7.875s, 2001                                  32,000               34,499,840
    U.S. Treasury Notes, 8s, 2001                                      23,750               25,505,362
    U.S. Treasury Notes, 6.375s, 2002                                  20,000               21,096,800
    U.S. Treasury Notes, 6.625s, 2002                                   9,500               10,041,785
    U.S. Treasury Notes, 5.625s, 2008                                   9,600               10,243,489
                                                                                        --------------
                                                                                        $  121,606,076
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $  152,858,822
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $280,033,874)                                             $  280,292,506

Repurchase Agreement - 13.5%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/98, due 1/04/99, total
      to be received $41,900,870 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $41,879           $   41,879,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $321,912,874)                                       $  322,171,506

Other Assets, Less Liabilities - (4.2)%                                                    (12,956,471)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $  309,215,035
--------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
DECEMBER 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $280,033,874)       $280,292,506
  Repurchase agreement, at value                                41,879,000
                                                              ------------
      Total investments at value (identified cost,
        $321,912,874)                                         $322,171,506
                                                              ------------
  Cash                                                                 661
  Receivable for Fund shares sold                                1,411,981
  Receivable for investments sold                               10,149,983
  Interest receivable                                            3,109,790
  Other assets                                                       1,723
                                                              ------------
      Total assets                                            $336,845,644
                                                              ------------
Liabilities:
  Distributions payable                                       $    482,083
  Payable for Fund shares reacquired                               373,892
  Payable for investments purchased                             26,578,776
  Payable to affiliates -
    Management fee                                                   3,396
    Shareholder servicing agent fee                                    955
    Distribution and service fee                                    20,100
  Accrued expenses and other liabilities                           171,407
                                                              ------------
      Total liabilities                                       $ 27,630,609
                                                              ------------
Net assets                                                    $309,215,035
                                                              ============
Net assets consist of:
  Paid-in capital                                             $332,514,135
  Unrealized appreciation on investments                           258,632
  Accumulated net realized loss on investments                 (22,896,569)
  Accumulated distributions in excess of net investment
    income                                                        (661,163)
                                                              ------------
      Total                                                   $309,215,035
                                                              ============
Shares of beneficial interest outstanding                      36,766,052
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $215,876,774 / 25,644,828 shares of
     beneficial interest outstanding)                            $8.42
                                                                 =====
  Offering price per share (100 / 97.5)                          $8.64
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $68,866,987 / 8,200,043 shares of
     beneficial interest outstanding)                            $8.40
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $24,285,833 / 2,899,100 shares of
     beneficial interest outstanding)                            $8.38
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $185,441 /
    22,081 shares of beneficial interest outstanding)            $8.40
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                         $ 17,736,239
                                                          ------------
  Expenses -
    Management fee                                        $  1,048,747
    Trustees' compensation                                      42,411
    Shareholder servicing agent fee                            294,944
    Distribution and service fee (Class A)                     293,700
    Distribution and service fee (Class B)                     412,270
    Distribution and service fee (Class C)                     202,948
    Administrative fee                                          31,729
    Custodian fee                                               91,684
    Printing                                                    46,471
    Postage                                                     29,425
    Auditing fees                                               34,445
    Legal fees                                                  25,949
    Miscellaneous                                              159,744
                                                          ------------
      Total expenses                                      $  2,714,467
    Fees paid indirectly                                       (60,127)
                                                          ------------
      Net expenses                                        $  2,654,340
                                                          ------------
        Net investment income                             $ 15,081,899
                                                          ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                          $    962,768
  Change in unrealized depreciation on investments            (742,723)
                                                          ------------
          Net realized and unrealized gain on investments $    220,045
                                                          ------------
            Increase in net assets from operations        $ 15,301,944
                                                          ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  1998                       1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  15,081,899              $  15,684,380
  Net realized gain (loss) on investments                             962,768                 (3,540,264)
  Net unrealized gain (loss) on investments                          (742,723)                 3,219,384
                                                                -------------              -------------
    Increase in net assets from operations                      $  15,301,944              $  15,363,500
                                                                -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (11,563,809)             $ (12,733,885)
  From net investment income (Class B)                             (2,356,980)                (1,844,464)
  From net investment income (Class C)                             (1,034,259)                (1,062,463)
  From net investment income (Class I)                                (27,187)                    (9,589)
                                                                -------------              -------------
    Total distributions declared to shareholders                $ (14,982,235)             $ (15,650,401)
                                                                -------------              -------------
Net increase (decrease) in net assets from Fund share
  transactions                                                  $  65,638,958              $ (40,291,031)
                                                                -------------              -------------
    Total increase (decrease) in net assets                     $  65,958,667              $ (40,577,932)
Net assets:
  At beginning of period                                          243,256,368                283,834,300
                                                                -------------              -------------
At end of period (including accumulated distributions in
excess of net investment income of $661,163 and $618,632,
respectively)                                                   $ 309,215,035              $ 243,256,368
                                                                =============              =============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1998              1997            1996            1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period              $ 8.40            $ 8.41          $ 8.68          $ 8.42           $ 8.99
                                                   ------            ------          ------          ------           ------

Income from investment operations# -
  Net investment income                            $ 0.50            $ 0.53          $ 0.56          $ 0.59           $ 0.54
  Net realized and unrealized gain (loss)
   on investments                                    0.02             (0.02)          (0.30)           0.25            (0.61)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 0.52            $ 0.51          $ 0.26          $ 0.84           $(0.07)
                                                   ------            ------          ------          ------           ------

Less distributions declared to shareholders
 from net investment income                        $(0.50)           $(0.52)         $(0.53)         $(0.58)          $(0.50)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $ 8.42            $ 8.40          $ 8.41          $ 8.68           $ 8.42
                                                   ======            ======          ======          ======           ======
Total return(+)                                     6.34%             6.30%           2.98%          10.36%          (0.76)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.84%             0.84%           0.84%           0.88%            0.89%
  Net investment income                             5.95%             6.27%           6.55%           6.91%            6.28%
Portfolio turnover                                   368%              266%            301%            447%             328%
Net assets at end of period (000 omitted)        $215,877          $190,039        $226,976        $248,955         $257,154

  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1998              1997            1996            1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period              $ 8.39            $ 8.39          $ 8.67          $ 8.41           $ 8.98
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income                            $ 0.43            $ 0.46          $ 0.47          $ 0.51           $ 0.47
  Net realized and unrealized gain (loss)
   on investments                                    0.01              --             (0.30)           0.25            (0.62)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 0.44            $ 0.46          $ 0.17          $ 0.76           $(0.15)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders
 from net investment income                        $(0.43)           $(0.46)         $(0.45)         $(0.50)          $(0.42)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $ 8.40            $ 8.39          $ 8.39          $ 8.67           $ 8.41
                                                   ======            ======          ======          ======           ======
Total return                                        5.43%             5.61%           2.08%           9.31%          (1.65)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.60%             1.63%           1.72%           1.74%            1.79%
  Net investment income                             5.17%             5.48%           5.67%           6.02%            5.42%
Portfolio turnover                                   368%              266%            301%            447%             328%
Net assets at end of period (000 omitted)         $68,867           $34,843         $34,643         $33,759          $23,918

 #Per share data are based on average shares outstanding.
##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                1998           1997          1996         1995         1994***       1998       1997****
-----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C                                                                  CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                              $ 8.37         $ 8.37        $ 8.65       $ 8.39        $ 8.62       $ 8.40       $ 8.40
                                     ------         ------        ------       ------        ------       ------       ------
Income from investment operations# -
  Net investment income              $ 0.43         $ 0.45        $ 0.48       $ 0.51        $ 0.17       $ 0.46       $ 0.53
  Net realized and unrealized
   gain (loss) on investments          0.01           --           (0.30)        0.25         (0.20)        0.05         --
                                     ------         ------        ------       ------        ------       ------       ------
    Total from investment
     operations                      $ 0.44         $ 0.45        $ 0.18       $ 0.76        $(0.03)      $ 0.51       $ 0.53
                                     ------         ------        ------       ------        ------       ------       ------
Less distributions declared to
 shareholders from net
 investment income                   $(0.43)        $(0.45)       $(0.46)      $(0.50)       $(0.20)      $(0.51)      $(0.53)
                                     ------         ------        ------       ------        ------       ------       ------
Net asset value - end of period      $ 8.38         $ 8.37        $ 8.37       $ 8.65        $ 8.39       $ 8.40       $ 8.40
                                     ======         ======        ======       ======        ======       ======       ======
Total return                          5.35%          5.56%         2.12%        9.33%       (0.33)%++      6.25%        6.55%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                          1.69%          1.69%         1.69%        1.73%         1.62%+       0.66%        0.69%+
  Net investment income               5.10%          5.42%         5.68%        5.87%         6.10%+       6.23%        6.42%+
Portfolio turnover                     368%           266%          301%         447%          328%         368%         266%
Net assets at end of period
  (000 omitted)                     $24,286        $18,192       $22,215      $17,365        $3,403         $185         $182

 ***For the period from the inception of Class C, August 1, 1994, through
    December 31, 1994.
****For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
    +Annualized.
   ++Not annualized.
    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matter and Distributions - The Fund's policy is to comply with provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distributed to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purpose are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $142,195 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,849,986 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($13,198,644), December 31, 2003,
($2,302,419), December 31, 2004, ($4,284,511), December 31, 2005, ($3,064,412).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of the lesser of (i) 0.40% of the Fund's average daily net assets or
(ii) 0.38% of Fund's average daily net assets and 5.36% of gross investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,606 for the year ended December 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $42,557 for the year ended December 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees' have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,720 for the year ended December 31, 1998. Fees incurred under the distribution plan during the year ended December 31, 1998, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,877 and $229 for Class B and Class C shares, respectively, for the year ended December 31, 1998. Fees incurred under the distribution plan during the year ended December 31, 1998, were 0.90% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1998, were $2,635, $149,545, and $15,124 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                     $958,446,905    $875,320,478
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $321,959,458
                                                               ------------
Gross unrealized appreciation                                  $    944,934
Gross unrealized depreciation                                      (732,886)
                                                               ------------
    Net unrealized appreciation                                $    212,048
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED DECEMBER 31, 1998          YEAR ENDED DECEMBER 31, 1997
                                    --------------------------------       -------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          29,281,668       $  246,268,535        10,108,169      $   84,893,500
Shares issued to shareholders
  in reinvestment of
  distributions                         916,057            7,701,202           941,826           7,902,273
Transfer to Class I                       --                   --              (18,266)           (153,434)
Shares reacquired                   (27,164,945)        (228,440,457)      (15,409,294)       (129,355,674)
                                    -----------       --------------       -----------      --------------
    Net increase (decrease)           3,032,780       $   25,529,280        (4,377,565)     $  (36,713,335)
                                    ===========       ==============       ===========      ==============

Class B Shares
                                        YEAR ENDED DECEMBER 31, 1998          YEAR ENDED DECEMBER 31, 1997
                                    --------------------------------       -------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           9,867,183       $   82,888,758         2,799,236      $   23,450,174
Shares issued to shareholders
  in reinvestment of
  distributions                         170,684            1,432,840           136,154           1,140,244
Shares reacquired                    (5,992,436)         (50,294,123)       (2,908,472)        (24,358,371)
                                    -----------       --------------       -----------      --------------
    Net increase                      4,045,431       $   34,027,475            26,918      $      232,047
                                    ===========       ==============       ===========      ==============

Class C Shares
                                        YEAR ENDED DECEMBER 31, 1998       PERIOD ENDED DECEMBER 31, 1997*
                                    --------------------------------       --------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           2,517,949       $   21,107,329           741,477      $    6,196,341
Shares issued to shareholders
  in reinvestment of
  distributions                          76,670              641,780            84,275             703,994
Shares reacquired                    (1,869,980)         (15,665,854)       (1,304,089)        (10,891,877)
                                    -----------       --------------       -----------      --------------
    Net increase (decrease)             724,639       $    6,083,255          (478,337)     $   (3,991,542)
                                    ===========       ==============       ===========      ==============

*For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

Class I Shares
                                        YEAR ENDED DECEMBER 31, 1998       PERIOD ENDED DECEMBER 31, 1997*
                                    --------------------------------       --------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             161,015         $  1,345,535             5,857      $       49,184
Shares issued to shareholders
  in reinvestment of
  distributions                           3,240               26,257             1,145               9,607
Transfer from Class A                     --                   --               18,266             153,434
Shares reacquired                      (163,802)          (1,372,844)           (3,640)            (30,427)
                                    -----------         ------------       -----------      --------------
    Net increase (decrease)                 453         $     (1,052)           21,628      $      181,799
                                    ===========         ============       ===========      ==============

*For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1998, was $1,957.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund (the Fund), including the schedule of portfolio investments as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
February 12, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE
   FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR
   1998.
--------------------------------------------------------------------------------

MFS(R) GOVERNMENT LIMITED MATURITY FUND


TRUSTEES

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice President, Director, and Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries (holding company)

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906
For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.) For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com


*Affiliated with the Investment Adviser

MFS(R) GOVERNMENT                                           BULK RATE
LIMITED MATURITY FUND                                     U.S. POSTAGE
                                                              PAID
                                                              MFS
[LOGO] MFS(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                               MGL-2   2/99  20M  28/228/328/828